Exhibit 99.4

MANDALAY DIGITAL GROUP, INC.

Annual Meeting of Stockholders

[            ], 2015 [        ] a.m. Pacific Time

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of Mandalay Digital Group, Inc., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated [    ], 2015, and hereby appoints William G. Stone and Andrew Schleimer, and each of them, as proxy and attorney-in-fact of the undersigned, each with full power of substitution, and hereby authorizes each of them to represent the undersigned and vote all of the shares of common stock of the Company held of record by the undersigned on [        ], 2015, at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the offices of Manatt, Phelps & Phillips, LLP, 11355 West Olympic Boulevard, Los Angeles, California 90064, on [        ], 2015 at [        ] a.m. Pacific Time, and at any and all postponements or adjournments thereof, as fully as the undersigned might do if personal present thereat, on the matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING, AND AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, IN THE MANNER HEREIN DIRECTED. IF NO DIRECTION IS INDICATED, THE PROXY WILL BE VOTED FOR THE AUTHORIZATION TO ISSUE SHARES OF THE COMPANY’S COMMON STOCK PURSUANT TO THE MERGER AGREEMENT WITH APPIA, INC. AND THE LOAN TRANSACTION, FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS, FOR THE ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION, FOR HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION EVERY ONE YEAR, AND FOR RATIFICATION OF THE APPOINTMENT OF SINGERLEWAK LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING MARCH 31, 2015, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

(Continued, and to be marked, dated and signed, on the other side)

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON [        ], 2015

The Proxy Statement and our 2014 Annual Report to Stockholders are available on the internet at:

www.proxyvote.com

MANDALAY DIGITAL GROUP, INC.

ATTN: ANDREW SCHLEIMER

2811 CAHUENGA BOULEVARD WEST

LOS ANGELES, CA 90068

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

PLEASE SIGN AND DATE AND RETURN PROMPTLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

1. Approval of the issuance and sale of (a) up to 19,500,000 shares of the Company’s common stock pursuant to a merger agreement with Appia, Inc. (including shares of common stock issuable upon exercise of stock options to be assumed by the Company pursuant to the merger agreement), and (b) an additional 600,000 shares of the Company’s common stock (including a warrant to purchase 400,000 shares) to be issued to a lender in connection with a separate loan transaction, all of which aggregates to more than 20% of the Company’s common stock outstanding.

☐FOR         ☐AGAINST     ☐ABSTAIN

2. Election of six directors to a one-year term ending as of the Company’s 2016 annual meeting of stockholders.

NOMINEES:
01 William G. Stone	04 Peter Guber
02 Robert Deutschman	05 Jeffrey Karish
03 Christopher Rogers	06 Paul Schaeffer

[    ] FOR ALL NOMINEES       [    ] FOR ALL EXCEPT

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

3. Non-binding advisory vote approving the compensation of the Company’s named executive officers.

☐FOR         ☐AGAINST     ☐ABSTAIN

4. Non-binding advisory vote on the frequency of future advisory votes on executive compensation.

ONE	TWO	THREE
☐YEAR	☐YEARS	☐YEARS	☐ABSTAIN

5. Ratification of the appointment of SingerLewak LLP as the Company’s independent registered public accounting firm for fiscal year ending March 31, 2015.

☐FOR     ☐AGAINST     ☐ABSTAIN

Note: In their discretion, the proxies are authorized to act upon such other matters as may properly come before the Annual Meeting of Stockholders or any postponement(s) or adjournment(s) thereof.

Please check here ☐ if you plan to attend the meeting.

For address change, mark here ☐ and indicate new address at right:

Date                                                  , 2015

Please sign exactly as your name(s) appear(s) hereon. When shares are held jointly, each holder must sign. When signing as executor, administrator, attorney trustee or guardian, please give full title as such. When signing for a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature

Signature (Joint Owners)

PLEASE MAIL IN THE ENVELOPE PROVIDED.